                                                                    EXHIBIT 10.5



                       DEBT REGISTRATION RIGHTS AGREEMENT


                                   DATED AS OF


                               ________ __, 200__


                                  BY AND AMONG


                             ALDERWOODS GROUP, INC.


                                       AND


                            THE PERSONS LISTED ON THE
                         SIGNATURE PAGES ATTACHED HERETO




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                                TABLE OF CONTENTS

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                                                                                                               PAGE

ARTICLE I.        DEFINITIONS AND CERTAIN INTERPRETATIVE MATTERS.................................................1

         1.1      Definitions....................................................................................1

         1.2      Certain Interpretative Matters.................................................................4

ARTICLE II.       SHELF REGISTRATION.............................................................................4

         2.1      Filing of Shelf Registration Statement.........................................................4

         2.2      Underwriting Procedures........................................................................4

ARTICLE III.      DEMAND REGISTRATION............................................................................6

         3.1      Right to Demand Registration...................................................................6

         3.2      Blackout Period................................................................................6

         3.3      Effective Demand Registrations.................................................................7

         3.4      Revocation of Demand Registration..............................................................7

         3.5      Continuous Effectiveness of Registration Statement.............................................8

         3.6      Underwritten Demand Registration...............................................................8

ARTICLE IV.       PIGGYBACK REGISTRATION.........................................................................8

         4.1      Right to Piggyback.............................................................................8

         4.2      Priority on Piggyback Registrations............................................................8

ARTICLE V.        RESTRICTIONS ON SALE...........................................................................9

ARTICLE VI.       PROCEDURES AND EXPENSES.......................................................................10

         6.1      Registration Procedures.......................................................................10

         6.2      Information from Stockholder..................................................................13

         6.3      Suspension of Disposition.....................................................................14

         6.4      Registration Expenses.........................................................................14

ARTICLE VII.      INDEMNIFICATION...............................................................................15

         7.1      Indemnification by the Company................................................................15

         7.2      Indemnification by Holders....................................................................16

         7.3      Conduct of Indemnification Proceedings........................................................16

         7.4      Contribution, etc.............................................................................17

ARTICLE VIII.     RULE 144......................................................................................18

ARTICLE IX.       MISCELLANEOUS.................................................................................18

         9.1      Notices.......................................................................................18
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                                      -i-
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                                TABLE OF CONTENTS
                                   (continued)

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

                                                                                                               PAGE

         9.2      Assignment....................................................................................19

         9.3      No Third-Party Beneficiaries..................................................................19

         9.4      Entire Agreement..............................................................................19

         9.5      Amendment and Waiver..........................................................................19

         9.6      Headings......................................................................................19

         9.7      Severability..................................................................................19

         9.8      Governing Law.................................................................................19

         9.9      Specific Performance..........................................................................19

         9.10     Further Assurances............................................................................20
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                                      -ii-
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                       DEBT REGISTRATION RIGHTS AGREEMENT

         This DEBT REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of ____________, 200__ (the "Effective Date"), is made by and among Alderwoods Group, Inc., a Delaware corporation (the "Company"), and Angelo Gordon & Co., Cerberus Capital Management, LP, Franklin Mutual Advisers, LLP, GSCP Recovery, Inc. and Oaktree Capital Management, LLC, as agent and on behalf of certain funds and accounts, [AND ADD ANY OTHER PERSON RECEIVING GREATER THAN 10% OF THE OUTSTANDING NEW COMMON STOCK ON THE EFFECTIVE DATE] (each a "Stockholder" and collectively, the "Stockholders").

                                    RECITALS

         A. The Company, its parent corporation, The Loewen Group Inc., and certain of their debtor subsidiaries have filed with the United States Bankruptcy Court in the District of Delaware the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated as of September 10, 2001 (the "Plan").

         B. Pursuant to the Plan and the transactions contemplated thereby, each of the Stockholders has become the Beneficial Owner (as defined below) of 11% Senior Secured Notes due 2007, 12 1/4% Senior Unsecured Notes due 2004 and 12 1/4% Senior Unsecured Notes due 2009 (collectively, the "New Notes").

         C. In accordance with the terms of the Plan, the Company desires to provide for the registration of the sale by the Stockholders and certain of their transferees of the Registrable Securities (as defined below) from time to time, on the terms and subject to conditions set forth below.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

           Article I. Definitions and Certain Interpretative Matters

         1.1 Definitions. For purposes of this Agreement, the following terms have the following meanings:

             (a) "Advice": As defined in Section 6.3.

             (b) "Affiliate": As defined in Rule 12b-2 under the Exchange Act.

             (c) "Agreement": As defined in the introductory paragraph hereof.

             (d) "Beneficial Owner" or "Beneficial Ownership": As defined in Rule 13d-3 under the Exchange Act.

             (e) "Business Day": Any day, other than a Saturday or Sunday, on which national banking institutions in New York, New York, are required to be open.

             (f) "Company": As defined in the introductory paragraph hereof.

             (g) "Effective Date": As defined in the introductory paragraph hereof.

             (h) "Exchange Act": The Securities Exchange Act of 1934, as amended.

             (i) "Holders": The Stockholders holding Registrable Securities and the Permitted Transferees holding Registrable Securities.

             (j) "Indemnified Party": As defined in Section 7.3.

             (k) "Indemnifying Party": As defined in Section 7.3.

             (l) "Losses": As defined in Section 7.1.

             (m) "Nasdaq": The Nasdaq Stock Market, Inc.

             (n) "New Notes": As defined in Recital B.

             (o) "Notes": The New Notes issued to the Stockholders pursuant to the Plan.

             (p) "Other Holders": As defined in Section 4.2.

             (q) "Permitted Transferee": As determined with respect to each transfer of Registrable Securities, any Person who (i) acquires from a Holder, in a single transfer made in compliance with all applicable securities laws, either (A) all of Holder's Registrable Securities or (B) Registrable Securities that are New Notes of a particular series comprising not less than 25% of the aggregate principal amount of such Holder's Registrable Securities that are in that particular series of New Notes and, as a result of such transfer, has Beneficial Ownership of 5% or more of the aggregate principal amount of the New Notes then outstanding and (ii) agrees to be bound by the terms of this Agreement; provided, however, that, as determined with respect to each transfer of Registrable Securities, a Person shall also be a "Permitted Transferee" if such Person (x) acquires from a Stockholder, in a single transfer made in compliance with all applicable securities laws, Registrable Securities that are New Notes of a particular series comprising not less than 25% of the aggregate principal amount of the New Notes in such series issued to such Stockholder on the Effective Date pursuant to the Plan and (y) agrees to be bound by the terms of this Agreement.

             (r) "Person": Any individual, corporation, general or limited partnership, limited liability company, joint venture, trust or other entity or association, including without limitation any governmental authority.

             (s) "Piggyback Notice": As defined in Section 4.1.

             (t) "Piggyback Registration": As defined in Section 4.1.

             (u) "Plan": As defined in Recital A.

             (v) "Prospectus": With respect to any Registration Statement: if Rule 434 under the Securities Act is relied on, the term sheet that is first filed pursuant to Rule 424(b)(7) under the Securities Act, together with the preliminary prospectus identified therein that such term sheet supplements; if Rule 434 under the Securities Act is not relied on, the prospectus first filed with the SEC pursuant to Section 424(b) under the Securities Act; and if Rule 434 under the Securities Act is not relied on and no prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act, the prospectus included in such Registration Statement at the time when it is or was declared effective; in each case, as amended or supplemented by any prospectus supplement, all other amendments and supplements to such prospectus (including post-effective amendments), and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

             (w) "Registrable Securities": The Notes; provided, however, that as to any Registrable Securities, such securities will irrevocably cease to constitute "Registrable Securities" if: (A) such securities are disposed of pursuant to an effective registration statement under the Securities Act; (B) such securities are distributed to the public pursuant to Rule 144; (C) such securities have been transferred to any Person other than a Permitted Transferee; or (D) such securities cease to be outstanding.

             (x) "Registration Expenses": As defined in Section 6.4.

             (y) "Registration Statement": Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

             (z) "Rule 144": Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

             (aa) "SEC": The Securities and Exchange Commission.

             (bb) "Securities Act": The Securities Act of 1933, as amended.

             (cc) "Shelf Registration Statement": As defined in Section 2.1.

             (dd) "Stockholder": As defined in the introductory paragraph hereof.

             (ee) "Underwritten Registration" or "Underwritten Offering": A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

             (ff) "Underwritten Offering Notice": As defined in Section 2.2(a).

         1.2 Certain Interpretative Matters. Unless the context otherwise requires, (a) all references to Articles or Sections are to Articles or Sections of this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) all uses of "herein," "hereto," "hereof" and words similar thereto in this Agreement refer to this Agreement in its entirety, and not solely to the Article, Section or provision in which it appears, (d) "or" is disjunctive but not necessarily exclusive, and (e) words in the singular include the plural and vice versa.

                         Article II. Shelf Registration

         2.1 Filing of Shelf Registration Statement. On or before the later to occur of (x) the date that is 60 calendar days after the Effective Date and (y) April 1, 2002, the Company will file with the SEC a Registration Statement covering the resale of the Registrable Securities by the Stockholders on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") on Form S-1. The Company will use its reasonable best efforts to cause the Shelf Registration Statement (a) to be declared effective under the Securities Act within 90 calendar days after the date such Shelf Registration Statement is initially filed with the SEC and (b) once effective, to remain continuously effective for a period ending on the earlier of: (i) the first date on which there ceases to be any Registrable Securities; and (ii) the second anniversary of the date on which the SEC declares such Shelf Registration Statement effective (subject to extension pursuant to Article V or Section 6.3). The Company will not register any securities other than Registrable Securities pursuant to the Shelf Registration Statement; provided, however, as contemplated by the Equity Registration Rights Agreement, dated even date herewith, among the Company and the Stockholders, that the Company will be permitted to register, pursuant to Shelf Registration Statement shares of common stock, par value $0.01 per share, of the Company issued to the Stockholders pursuant to the Plan. The plan of distribution contained in the Shelf Registration Statement shall permit Underwritten Offerings. The Company will be permitted to file on Form S-3 a post-effective amendment to the Shelf Registration Statement, or take such other action as may be necessary to convert the Shelf Registration Statement from Form S-1 to Form S-3, at such time the Company becomes eligible, in its sole discretion, to use Form S-3.

         2.2 Underwriting Procedures.

             (a) If Holders of at least 10% of the aggregate principal amount of Registrable Securities then outstanding so request in writing, the Company will effect pursuant to the Shelf Registration Statement an Underwritten Offering; provided, however, that the Company will not be required to take any action in response to any such request:

                 (i) if prior to the date of such request the Company has effected three Underwritten Offerings pursuant to this
                         Section 2.2(a);

                 (ii) if the Company has effected an Underwritten Offering pursuant to this Section 2.2(a) within the 120-day period next preceding such request; or

                 (iii) if the Registrable Securities requested to be included in the Underwritten Offering have a then-current market value of less than $10.0 million.

The Company will give written notice (an "Underwritten Offering Notice") of the proposed Underwritten Offering to all Holders within 15 calendar days after receipt of a valid written request for an Underwritten Offering pursuant to this
Section 2.2(a). Such notice will offer the Holders the opportunity to include in such Underwritten Offering such aggregate principal amount of Registrable Securities as each Holder may request. The Company will include in such Underwritten Offering all Registrable Securities for which the Company has received written requests for inclusion within 15 calendar days after delivery of the Underwritten Offering Notice, subject to Section 2.2(b).

             (b) The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Holders that have requested Registrable Securities to be included in the Underwritten Offering to include all such Registrable Securities on the same terms and conditions as all other Registrable Securities of like kind to be included. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and the selling Holders that the total aggregate principal amount of Registrable Securities that such Holders propose to include in such Underwritten Offering is such as to materially and adversely affect the success of such Underwritten Offering, then the Company will include in such Underwritten Offering up to the full aggregate principal amount of Registrable Securities requested to be included in such Underwritten Offering by the Holders (allocated pro rata among the Holders on the basis of the aggregate principal amount of Registrable Securities requested to be included therein by each such Holder) so that the total aggregate principal amount of Registrable Securities to be included in such Underwritten Offering is the full aggregate principal amount that, in the written opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering. Similarly, notwithstanding the first sentence of this Section 2.2(b), if the managing underwriter or underwriters of such Underwritten Offering advises the Company and selling Holders that inclusion of a particular kind of Registrable Securities in such Underwritten Offering is likely to materially and adversely affect the success of such Underwritten Offering, the Company will exclude from such Underwritten Offering all Registrable Securities of that kind proposed to be included.

             (c) Any Registrable Securities may be withdrawn from a proposed Underwritten Offering at any time before the execution and delivery by such Holder of the underwriting agreement relating to such Underwritten Offering. In the event that all Holders withdraw all of their Registrable Securities from a proposed Underwritten Offering before the execution and delivery of an underwriting agreement relating to such Underwritten Offering, either (i) the Holders withdrawing their Registrable Securities shall reimburse the Company for all of its out-of-pocket expenses incurred in connection with the proposed Underwritten Offering in excess of the amount of expenses relating solely to the maintenance of the Shelf Registration Statement or (ii) the requested Underwritten Offering will be deemed to have been effected for purposes of
Section 2.2(a); provided, however, that if such withdrawal was based on the Company's failure to comply in any material respect with its obligations hereunder, such reimbursement will not be required and the requested Underwritten Offering will not be deemed to have been effected for purposes of Section 2.2(a).

             (d) The managing underwriter or underwriters of the Underwritten Offering relating thereto will be selected by the Holders of at least a majority of the aggregate principal amount of Registrable Securities proposed to be included in such Underwritten Offering, subject to the approval of the Company (which approval shall not be unreasonably withheld or unreasonably delayed).

                        Article III. Demand Registration

         3.1 Right to Demand Registration. From and after the date that is 120 calendar days subsequent to the last day that the Shelf Registration Statement is effective, if any Holder requests in writing that the Company effect the registration of all or part of such Holder's or Holders' Registrable Securities with the SEC under and in accordance with the provisions of the Securities Act (which written request will specify the aggregate principal amount of Registrable Securities requested to be registered and the means of distribution), the Company will file a Registration Statement covering such Holder's or Holders' Registrable Securities requested to be registered as promptly as practicable (and, in any event within 60 calendar days) after receipt of such request; provided, however, that the Company will not be required to take any action pursuant to this Article III:

             (a) if the Holder or Holders making such respect are not Affiliates of the Company at the time such request is made;

             (b) if prior to the date of such request the Company has effected three registrations pursuant to this Article III;

             (c) if the Company has effected a registration contemplated by this
Article III within the 120-day period next preceding such request;

             (d) if a shelf registration is effective at the time such request is made pursuant to which the Holder or Holders that requested registration could effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested and the Company offered, in accordance with the procedures set forth herein, to or did include such Holder's or Holders' Registrable Securities in such shelf registration;

             (e) if the Registrable Securities requested to be registered shall have a then-current market value of less than $10.0 million; or

             (f) during the pendency of any Blackout Period.

         3.2 Blackout Period.

             (a) If (i) at any time during which Holders may request a registration pursuant to Section 3.1, the Company files or proposes to file a registration statement with respect to an offering of debt securities of the Company for its own account and (ii) with reasonable prior notice (A) the Company (in the case of an offering that is not an Underwritten Offering) advises

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the Holders in writing that the Board of Directors of the Company has determined, in the good faith exercise of its reasonable business judgment, that a sale or distribution of Registrable Securities would adversely affect such offering or (B) the managing underwriter or underwriters, if any, advise the Company in writing (in which case the Company will notify the Holders) that a sale or distribution of Registrable Securities would adversely affect such offering, then the Company will not be obligated to effect the initial filing of a Registration Statement pursuant to Section 3.1 during the 30 calendar days prior to the date the Company in good faith estimates (as certified in writing by an officer of the Company to the Holders following a request for registration pursuant to Section 3.1) will be the date of the filing of, and ending on the date which is 90 calendar days following the effective date of, such registration statement.

             (b) If the Board of Directors of the Company determines, in the good faith exercise of its reasonable business judgment, that the registration and distribution of Registrable Securities (i) would materially impede, delay or interfere with any financing, acquisition, corporate reorganization or other significant transaction involving the Company or (ii) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company, the Company will promptly give the Holders written notice of such determination and will be entitled to postpone the filing or effectiveness of a Registration Statement for a reasonable period of time not to exceed 90 calendar days; provided, however, that the Company will deliver to the Holder or Holders that have requested registration a general statement, signed by an officer of the Company, of the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company will promptly notify such Holders of the expiration or earlier termination of such a period.

             (c) Notwithstanding anything in this Section 3.2 to the contrary, there will be no more than one delay period as contemplated by this Section 3.2 during any consecutive 12-month period during the time in which Holders may request a registration pursuant to Section 3.1.

         3.3 Effective Demand Registrations.

             (a) The Company may satisfy its obligations under Section 3.1 by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been properly made under Section 3.1. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of
Section 3.1.

             (b) Except as provided in Section 3.4, a registration requested pursuant to Section 3.1 will not be deemed to be effected for purposes of
Section 3.1 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder and kept effective as contemplated by Section 3.5.

         3.4 Revocation of Demand Registration. A Holder of Registrable Securities to be included in a Registration Statement pursuant to Section 3.1 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke its request to have Registrable Securities included therein by providing a written notice to the Company. In the event all such Holders of Registrable Securities revoke their request, either (i) the Holders of Registrable Securities who revoke such request shall reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or (ii) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 3.1; provided, however, that, if such revocation was based on the Company's failure to comply in any material respect with its obligations hereunder, such reimbursement will not be required and the requested registration that has been revoked will not be deemed to have been effected for purposes of Section 3.1.

         3.5 Continuous Effectiveness of Registration Statement. The Company will use its reasonable best efforts to keep a Registration Statement that has become effective as contemplated by this Article III continuously effective for a period of 60 calendar days (subject to extension pursuant to Section 6.3) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.

         3.6 Underwritten Demand Registration. In the event that a registration requested pursuant to Section 3.1 is to be an Underwritten Registration, the managing underwriter or underwriters of the Underwritten Offering relating thereto will be selected by the Holders of at least a majority of the aggregate principal amount of Registrable Securities proposed to be included in such Underwritten Registration, subject to the approval of the Company (which approval shall not be unreasonably withheld or unreasonably delayed).

                      Article IV. Piggyback Registration.

         4.1 Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any debt securities (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto and the Shelf Registration Statement, but including any Registration Statement to be filed pursuant to Section 3.1), whether or not for its own account, then the Company will give written notice (the "Piggyback Notice") of such proposed filing to the Holders at least 45 calendar days before the anticipated filing date. Such notice will offer the Holders the opportunity to register such aggregate principal amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). The Company will include in each Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 15 calendar days after delivery of the Piggyback Notice, subject to
Section 4.2. The Holders may withdraw all or part of the Registrable Securities from a Piggyback Registration at any time before the third calendar day immediately preceding the effective date of such Piggyback Registration.

         4.2 Priority on Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such

Underwritten Offering advises the Company and the selling Holder or Holders that the total amount of securities that the Company, such Holders and any other Persons having rights to participate in such Piggyback Registration ("Other Holders") propose to include in such offering is such as to materially and adversely affect the success of such Underwritten Offering, then:

             (a) if such Piggyback Registration is a primary registration by the Company for its own account, the Company will include in such Piggyback
         Registration: (i) first, all securities to be offered by the Company; and (ii) second, up to the full aggregate principal amount of securities requested to be included in such Piggyback Registration by the Holders and Other Holders having rights to participate in such Piggyback Registration (allocated pro rata among such Holders and Other Holders on the basis of the aggregate principal amount of securities requested to be included therein by each such Holder or Other Holder) so that the total aggregate principal amount of securities to be included in such Underwritten Offering is the full aggregate principal amount that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering; and

             (b) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company will include in such registration: (i) first, all securities of the Persons exercising "demand" registration rights requested to be included therein (including without limitation the Person who demands registration and any Persons who are entitled to participate in such Piggyback Registration pursuant to the same agreement as the Person demanding such registration); and (ii) second, up to the full aggregate principal amount of securities requested to be included in such Piggyback Registration by the Holders and Other Holders having rights to participate in such Piggyback Registration (allocated pro rata among such Holders and Other Holders on the basis of the aggregate principal amount of securities requested to be included therein by each such Holder or Other Holder) so that the total aggregate principal amount of securities to be included in such Underwritten Offering is the full aggregate principal amount that, in the written opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering.

Similarly, notwithstanding the first sentence of this Section 4.2, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and selling Holders that inclusion of a particular kind of securities in such Underwritten Offering is likely to materially and adversely affect the success of such Underwritten Offering, the Company will exclude from such Underwritten Offering all securities of that kind proposed to be included.

                        Article V. Restrictions on Sale

         Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Article II, III or IV hereof agrees, if such Holder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in any Underwritten Offering by the Company for its own account, not to effect any public or private sale or distribution of any Registrable Securities (except as part of such Underwritten Offering), including a sale pursuant to Rule 144, during the 10 calendar days prior to, and the 90 calendar days following, the closing date of such Underwritten Offering. In the event of such a request, the Company may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions. If a request is made pursuant to this Article V, the time period during which the Shelf Registration Statement is required to remain continuously effective pursuant to
Article II will be extended by 100 calendar days or such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement (and not included in the Underwritten Offering) have been sold pursuant to the Shelf Registration Statement.

                      Article VI. Procedures and Expenses

         6.1 Registration Procedures. In connection with the Company's registration obligations pursuant to Articles II, III and IV, the Company will effect such registrations to permit the sale of Registrable Securities by a Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as promptly as reasonably practicable:

             (a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-1, Form S-3 or other appropriate form under the Securities Act available for the sale of the Registrable Securities by the selling Holder in accordance with the intended method or methods of distribution thereof; provided, however, that the Company (i) will, before filing, furnish to the selling Holder, its counsel and the managing underwriter or underwriters, if any, copies of the Registration Statement or Prospectus proposed to be filed, which documents will be subject to the review of such Holder, its counsel and such underwriters, (ii) will provide such Persons with a reasonable opportunity to review and comment on such Registration Statement or Prospectus, and (iii) will not file any such Registration Statement or Prospectus to which the selling Holder, its counsel or such underwriter, if any, shall reasonably object on a timely basis.

             (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the selling Holder set forth in such Registration Statement as so amended, or in such Prospectus as so supplemented.

             (c) Promptly notify selling Holder, its counsel and the managing underwriter or underwriters, if any, orally (with subsequent written confirmation) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event which makes any statement made in such Registration Statement or Prospectus untrue in any material respect or which requires the making of any changes in a Registration Statement or Prospectus or other documents so that,
(A) in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(B) in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

             (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date.

             (e) If requested by the managing underwriter or underwriters, if any, or the selling Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, and such selling Holder agree should be included therein under applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 6.1(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

             (f) Furnish to the selling Holder, its counsel and each managing underwriter, if any, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding all schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits).

             (g) Deliver to the selling Holder, its counsel and the managing underwriter or underwriters, if any, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request and, by such delivery, the Company will be deemed to have consented to the use of such Prospectus or such amendment or supplement thereto by the selling Holder and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

             (h) Prior to any public offering of Registrable Securities, register or qualify, or cooperate with the selling Holder, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the selling Holder or underwriter or underwriters reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject.

             (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as necessary, except where such registration or approval is required solely as a consequence of the nature of the selling Holder's business, in which case the Company will use its reasonable best efforts to enable the selling Holder to make or obtain such registration or approval and to consummate the disposition of such Registrable Securities.

             (j) Cooperate with the selling Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends, and cause such certificates to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, shall request at least two Business Days prior to any sale of Registrable Securities to the managing underwriter or underwriters.

             (k) As promptly as practicable upon the occurrence of any event contemplated by Section 6.1(c)(v) or 6.1(c)(vi) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (l) Enter into such agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by the selling Holder or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriter or underwriters) reasonably necessary or desirable to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the selling Holder and the managing underwriter or underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement or Prospectus, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm the same if and when requested, (ii) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the selling Holder) addressed to the selling Holder and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the selling Holder and managing underwriter or underwriters, if any, including without limitation the matters referred to in clause (i) above, (iii) use its reasonable best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the selling Holder and each of the managing underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with Underwritten Offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the selling Holder, its counsel or the managing underwriter or underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

             (m) Make available for inspection by a representative of the selling Holder, any underwriter and any attorney or accountant retained by such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available (other than by reason of breach of this confidentiality provision), (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such Person, is otherwise required by law or regulation (including without limitation pursuant to the requirements of the Securities Act or regulations promulgated thereunder); provided, however, that in the case of subsections (ii) and (iii) hereof, prior to making such disclosure the Holder will, subject to applicable law, advise and consult with the Company and its counsel as to such disclosure and the nature and wording of such disclosure and will use its reasonable best efforts to obtain, at the Company's expense, confidential treatment therefor.

             (n) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 6.1(n) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act).

         6.2 Information from Stockholder.

             (a) The Company may require each Holder including its Registrable Securities in any Registration Statement to furnish to the Company such information regarding the Holder and its plan and method of distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. The Company may refuse to proceed with the registration of such Holder's Registrable Securities if such Holder unreasonably fails to furnish such information within a reasonable time after receiving such request.

             (b) Each selling Holder will as expeditiously as possible (i) notify the Company of the occurrence of any event that makes any statement made in a Registration Statement or Prospectus regarding such selling Holder untrue in any material respect or that requires the making of any changes in a Registration Statement or Prospectus so that, in such regard, (A) in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (B) in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus as contemplated by Section 6.1(k).

             (c) With respect to any Underwritten Offering, the inclusion of a Holder's Registrable Securities therein will be conditioned upon the execution and delivery by such Holder of an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings.

         6.3 Suspension of Disposition. Each selling Holder will be deemed to have agreed that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.1(c)(ii), 6.1(c)(iii), 6.1(c)(iv), 6.1(c)(v) or 6.1(c)(vi), such Holder will discontinue disposition of Registrable Securities covered by a Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.1(k) or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the period of time set forth in Section 2.1 or Section 3.5 will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 6.1(k) or (ii) the Advice.

         6.4 Registration Expenses.

             (a) Subject to Section 2.2(c) and 3.4, all fees and expenses incurred by the Company in complying with Articles II, III and IV and Section
6.1 ("Registration Expenses") will be borne by the Company. Such fees and expenses will include without limitation (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters and selling Holder in connection with blue sky qualifications of the Registrable

Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriter or underwriters, if any, or the selling Holder may designate)), (ii) printing expenses (including without limitation the expenses of printing Prospectuses if the printing of Prospectuses is requested by the selling Holder), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) reasonable fees and disbursements of one counsel for all selling Holders and Other Holders collectively (which counsel will be selected by Holders and Other Holders holding a majority of the aggregate principal amount of securities sought to be included in the Registration Statement), (vi) reasonable fees and disbursements of all independent certified public accountants referred to in Section 6.1(n)(iii) (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vii) reasonable fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 2720(c) of the Conduct Rules of the National Association of Securities Dealers, Inc., and (viii) reasonable fees and expenses of all other Persons retained by the Company. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit.

             (b) Notwithstanding anything to the contrary herein contained, all underwriting fees, discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities will be borne by the Holder owning such Registrable Securities.

             (c) Notwithstanding anything to the contrary herein contained, each selling Holder may have its own separate counsel in connection with the registration of any of its Registrable Securities, which counsel may participate therein to the full extent provided herein; provided, however, that all fees and expenses of such separate counsel will be paid for by such selling Holder.

                          Article VII. Indemnification

         7.1 Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder owning Registrable Securities registered pursuant to this Agreement, its officers, directors, trustees, agents and employees, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, trustees, agents and employees of any such controlling Person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, however, that the Company will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (i)
(A) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (ii) such untrue statement or alleged untrue statement or such omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company, such Holder was furnished with copies of the Prospectus as so amended or supplemented, and such Holder thereafter failed to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Losses arise.

         7.2 Indemnification by Holders. Each Holder (severally and not jointly) will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, agents and employees of any such controlling Person, from and against all Losses, as incurred, arising out of or based upon any untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         7.3 Conduct of Indemnification Proceedings. If any Person becomes entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party will give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. If such an action or proceeding is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the Indemnified Party promptly after receiving the notice referred to in the immediately preceding sentence, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party will have the right to employ its own counsel in any such case, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall not have employed counsel (reasonably satisfactory to the Indemnified Party) to take charge of such action or proceeding within a reasonable time after notice of commencement thereof, or (iii) the Indemnified Party reasonably shall have concluded that there may be defenses or actions available to it which are different from or additional to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of defenses or actions available to the Indemnified Party. If any of the events specified in clause (i), (ii) or (iii) of the immediately preceding sentence are applicable, then the fees and expenses of separate counsel for the Indemnified Party shall be borne by the Indemnifying Party. If, in any case, the Indemnified Party employs separate counsel, the Indemnifying Party will not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Party. All fees and expenses required to be paid to the Indemnified Party pursuant to this Article VII will be paid periodically during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the Indemnifying Party in respect of any particular Loss that is incurred. Notwithstanding anything to the contrary contained in this Section 7.3, an Indemnifying Party will not be liable for the settlement of any action or proceeding effected without its prior written consent. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Article VII, unless such judgment, settlement or other termination provides solely for the payment of money and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

         7.4 Contribution, etc.

             (a) If the indemnification provided for in this Article VII is unavailable to an Indemnified Party under Section 7.1 or 7.2 in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party (severally and not jointly), in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnifying Parties or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

             (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything contained in this Section 7.4 to the contrary, an Indemnifying Party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were sold by such selling Holder to the public exceeds the amount of any damages which such selling

Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

             (c) The provisions of this Article VII will survive indefinitely, notwithstanding any transfer of the Registrable Securities by any Holder.

                             Article VIII. Rule 144

         The Company will file all reports required to be filed by it under the Securities Act and the Exchange Act, and will cooperate with any Holder (including without limitation by making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Article VIII will require the Company to register any securities, or file any reports, under the Exchange Act if such registration or filing is not required under the Exchange Act.

                           Article IX. Miscellaneous

             9.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made by delivery in person, by courier service, by facsimile transmission or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.1):

             (a) If to the Company:

                 Alderwoods Group, Inc.
                 Attention:  Bradley D. Stam, Esq.
                 Senior Vice President, Legal & Asset Management
                 11th Floor, Atria III
                 2225 Sheppard Avenue East
                 Toronto, Ontario M2J 5C2
                 Facsimile Number: (416) 498-2466
                 Telephone Number: (416) 498-2462

             (b) If to a Holder, to the then-current address thereof contained in the records of the Company, which initially shall be, with respect to each Stockholder, the address thereof set forth on the signature page hereto.

All such notices and communications will be deemed to have been delivered or given: upon delivery, if personally delivered; one Business Day after being dispatched, if dispatched by same-day or next-day courier guaranteeing timely delivery; when receipt acknowledged, if sent by facsimile transmission; and five Business Days after being deposited in the mail, if mailed.

         9.2 Assignment. Neither this Agreement nor the rights and obligations hereunder may be assigned by operation of law or otherwise (except that this Agreement and rights and obligations hereunder may be assigned by any Holder to a Permitted Transferee thereof, which Permitted Transferee shall be deemed to be a Holder and a party hereto for all purposes of this Agreement upon receipt by the Company of such Permitted Transferee's written agreement to be bound by the terms hereof). Notwithstanding the foregoing, nothing herein contained shall restrict the right of any Holder to transfer securities of the Company held by it.

         9.3 No Third-Party Beneficiaries. This Agreement will be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         9.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

         9.5 Amendment and Waiver. This Agreement may not be amended or modified or any provision hereof waived except by an instrument in writing signed by the Company and both (x) Holders of at least a majority of the aggregate principal amount of Registrable Securities then outstanding and (y) each Holder of 10% or more of the aggregate principal amount of Registrable Securities then outstanding. Notwithstanding anything contained herein to the contrary, a waiver that does not adversely affect all of the parties hereto may be executed by only the adversely affected party or parties.

         9.6 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.7 Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable under any law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto will endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         9.8 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

         9.9 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to specify performance of the terms hereof, in addition to any other remedy at law or equity.

         9.10 Further Assurances. The parties hereto will do such further acts and things necessary to ensure that the terms of this Agreement are carried out and observed.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

                                     ALDERWOODS GROUP, INC.


                                     By:
                                        ----------------------------------------
                                     Name:  Bradley D. Stam
                                     Title: Senior Vice President, Legal & Asset
                                            Management


                                     ANGELO GORDON & CO.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     Address:
                                             -----------------------------------

                                             -----------------------------------

                                     CERBERUS CAPITAL MANAGEMENT, LP


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     Address:
                                             -----------------------------------

                                             -----------------------------------

                                     FRANKLIN MUTUAL ADVISERS, LLP


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     Address:
                                             -----------------------------------

                                             -----------------------------------

                                     GSCP RECOVERY, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     Address:
                                             -----------------------------------

                                             -----------------------------------


                                     OAKTREE CAPITAL MANAGEMENT, LLC, as agent on behalf of certain funds and accounts


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     Address:
                                             -----------------------------------

                                             -----------------------------------



                                     [ADD ANY OTHER PERSON RECEIVING GREATER
                                     THAN 10% OF THE OUTSTANDING NEW COMMON
                                     STOCK ON THE EFFECTIVE DATE.]